                                                                     EXHIBIT 4.1

      COMMON STOCK                                         COMMON STOCK

              NUMBER                    AIRSPAN                   SHARES
             AIRN ___              NETWORKS INC.(Logo)                __________

                            AIRSPAN NETWORKS INC.                     CUSIP
          INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON    SEE REVERSE
                                                                    FOR CERTAIN
                                                                    DEFINITIONS
THIS CERTIFIES THAT:








IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                         PAR VALUE $0.001 PER SHARE OF

AIRSPAN NETWORKS INC. (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and of the amendments from time to time made thereto (copies of which are on file with the Transfer Agent and to legends, if any, appearing on the reverse hereof or appended hereto, to all of which the holder by acceptance hereof, assents.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

       SIGNATURE TO COME                                  SIGNATURE TO COME
                                 SEAL TO COME
    CHIEF EXECUTIVE OFFICER                                   SECRETARY


                                        COUNTERSIGNED AND REGISTERED:
                                        ChaseMellon Shareholder Services, L.L.C.
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR
                                                 By
                                                            AUTHORIZED SIGNATURE

                             AIRSPAN NETWORKS INC.
LEGEND:

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATION, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--____ Custodian_____
TEN ENT--as tenants by the enureties                        (Cust)       (Minor)
JT TEN--as joint tenants with right of         Under Uniform Gifts to Minors
 survivorship and not as tenants in common     Act___________________________
                                                           (state)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL OR
OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



________________________________________________________________________________



______________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated___________________



                             ________________________________________________



                             ________________________________________________
                    NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT, MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                             ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED:



_______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE, MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                                      -2-